                                                                    EXHIBIT 21.1

                      LIST OF SUBSIDIARIES OF THE COMPANY

The following entities are wholly-owned by the Company:

                                                                                 PLACE OF INCORPORATION OF
                                                                                       ORGANIZATION
                                                                         -----------------------------------------
Westfield America Meriden Square, Inc..................................  Delaware Corporation
Westfield America of Annapolis, Inc....................................  Delaware Corporation
Westfield America of Bonita, Inc.......................................  Delaware Corporation
Westfield America of Missouri, Inc.....................................  Delaware Corporation
Westfield America of Vancouver, Inc....................................  Delaware Corporation
Westfield America of West Covina, Inc..................................  Delaware Corporation
Westfield America--Wheaton, Inc........................................  Delaware Corporation
CMF, Inc...............................................................  Delaware Corporation
Eagle Rock Properties, Inc.............................................  Delaware Corporation
Mid Rivers Office Development I, Inc...................................  Delaware Corporation
Montgomery Mall Limited Partnership....................................  Maryland Limited Partnership
Montgomery Mall Properties, Inc........................................  Delaware Corporation
South County Properties, Inc...........................................  Delaware Corporation
Topanga Center, Inc....................................................  Delaware Corporation
West Park Mall, Inc....................................................  Delaware Corporation
West Park Partners, L.P................................................  Missouri Limited Partnership
WAP HC, Inc............................................................  Delaware Corporation
Westland Properties, Inc...............................................  Delaware Corporation
The Connecticut Post Limited Partnership...............................  Connecticut Limited Partnership
Residential Rentals and Investments, Inc...............................  Connecticut Corporation
Trumbull Department Stores, Inc........................................  Delaware Corporation
Westfield Management, Inc..............................................  California Corporation
Westland Milford Properties, Inc.......................................  Delaware Corporation
Westland Partners, Inc.................................................  Delaware Corporation
Westland Shopping Center, L.P..........................................  California Limited Partnership
Westland South Shore Mall, L.P.........................................  California Limited Partnership
WEA Meriden Square, Inc................................................  Delaware Corporation
WPI Meriden Square, Inc................................................  Delaware Corporation
Meriden Square Partnership.............................................  Connecticut General Partnership
Westfield America M.S., Inc............................................  Delaware Corporation
Annapolis Mall Limited Partnership.....................................  Maryland Limited Partnership
Annapolis Mall LLC.....................................................  Delaware Limited Liability Company
Connecticut Post Mall LLC..............................................  Delaware Limited Liability Company
Connecticut Post Mall No. 2 LLC........................................  Delaware Limited Liability Company
Crestwood Plaza LLC....................................................  Delaware Limited Liability Company
Eagle Rock Plaza LLC...................................................  Delaware Limited Liability Company
Eastland Shopping Center LLC...........................................  Delaware Limited Liability Company
Enfield Square LLC.....................................................  Delaware Limited Liability Company
La Jolla Village LLC...................................................  Delaware Limited Liability Company
Mid Rivers Land LLC....................................................  Delaware Limited Liability Company
Mid Rivers Mall LLC....................................................  Delaware Limited Liability Company
Mission Valley Center LLC..............................................  Delaware Limited Liability Company

                                                                                 PLACE OF INCORPORATION OF
                                                                                       ORGANIZATION
                                                                         -----------------------------------------
Montgomery Mall of Maryland LLC........................................  Delaware Limited Liability Company
Northwest Plaza LLC....................................................  Delaware Limited Liability Company
Mission Valley No.1 LLC................................................  Delaware Limited Liability Company
Mission Valley No.2 LLC................................................  Delaware Limited Liability Company
West County Center LLC.................................................  Delaware Limited Liability Company
Plaza Bonita LLC.......................................................  Delaware Limited Liability Company
Plaza Camino Real LLC..................................................  Delaware Limited Liability Company
Plaza West Covina LLC..................................................  Delaware Limited Liability Company
South County Center LLC................................................  Delaware Limited Liability Company
South County Post Office LLC...........................................  Delaware Limited Liability Company
South Shore Mall LLC...................................................  Delaware Limited Liability Company
Topanga Plaza LLC......................................................  Delaware Limited Liability Company
Trumbull Mall LLC......................................................  Delaware Limited Liability Company
Vancouver Mall LLC.....................................................  Delaware Limited Liability Company
WEA Meriden Square LLC.................................................  Delaware Limited Liability Company
WEA Meriden Square No. 2 LLC...........................................  Delaware Limited Liability Company
WEA Meriden Square No. 3 LLC...........................................  Delaware Limited Liability Company
WEA NY Houses LLC......................................................  Delaware Limited Liability Company
WEA CT Houses LLC......................................................  Delaware Limited Liability Company
WEA Crestwood Plaza LLC................................................  Delaware Limited Liability Company
West Valley LLC........................................................  Delaware Limited Liability Company
Westland Town Center LLC...............................................  Delaware Limited Liability Company
West Park Mall LLC.....................................................  Delaware Limited Liability Company
Wheaton Plaza No. 1 LLC................................................  Delaware Limited Liability Company
Westfield America Limited Partnership..................................  Delaware Limited Partnership
Westfield America Investor L.P.........................................  Delaware Limited Partnership
WEA Annapolis, Inc.....................................................  Delaware Corporation
Westfield America G.P., Inc............................................  Delaware Corporation
Westfield Mission Valley Corporation...................................  Delaware Corporation
Mission Valley Finance Corporation.....................................  Delaware Corporation

                                                                  PERCENTAGE        PLACE OF INCORPORATION OF
                                                                     OWNED                 ORGANIZATION
                                                                  -----------  ------------------------------------
EWH Escondido Associates, L.P...................................      45.00%   Delaware Limited Partnership
M-R St. Peters, L.P.............................................      50.00%   Delaware Limited Partnership
MBM Associates..................................................       1.00%   California Limited Partnership
Mid Rivers Limited Partnership..................................      33.33%   Missouri Limited Partnership
Mission Valley Partnership......................................      75.80%   California Limited Partnership
Owensmouth Office Associates, Ltd...............................      50.00%   California Limited Partnership
Plaza Camino Real...............................................      40.00%   California Limited Partnership
Topanga Plaza Partnership.......................................      42.00%   California General Partnership
Vancouver Mall..................................................      50.00%   Washington General Partnership
West Valley Partnership.........................................      42.50%   California Limited Partnership
Wheaton Plaza Regional Shopping Center LLP......................      68.00%   Maryland Limited Liability
                                                                                 Partnership

                                       70